Exhibit 99.1

Chart Industries Acquires Sustainable Energy Solutions, Inc.

Atlanta, GA | December 23, 2020 | Chart Industries, Inc. (“Chart”) (Nasdaq: GTLS) today completed the previously announced acquisition of Sustainable Energy Solutions, Inc (“SES”). SES’s Cryogenic Carbon Capture™ (“CCC”) technology eliminates most emissions from fossil fuels while enabling better use of intermittent renewables through grid-scale energy storage. Coupling SES’s CCC technology with our air-cooled heat exchangers, brazed aluminum heat exchangers, IPSMR® refrigeration/liquefaction system and cryogenic storage and transport equipment creates a one-stop full solution option for those looking for integrated technology and equipment.

As previously announced, effective with our year-end 2020 reporting, Chart will report results externally in four segments: (i) Heat Transfer Systems (ii) Cryo Tank Solutions (iii) Specialty Products and (iv) Repair, Service & Leasing. SES results will be included in Specialty Products, which, in addition to carbon and direct air capture, includes end markets of hydrogen, over-the-road trucking, food & beverage, water treatment, cannabis, molecules by rail, lasers and space exploration. Combined, these markets represent total addressable near-term potential of $4.3 billion for existing Chart equipment and technologies.

“I am excited to complete the SES acquisition before year-end 2020, as our pipeline of carbon and direct air capture commercial opportunities for 2021 and 2022 is growing,” said Jill Evanko, Chart’s CEO. “We welcome Larry Baxter, Andy Baxter and the entire SES team to the Chart family.”

About Chart Industries, Inc.

Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding pending acquisitions, completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology.

Forward-looking statements contained in this press release or in other statements made by the Company are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement.

For more information, click here:

http://ir.chartindustries.com/

Investor Relations Contact:

Wade Suki
Director of Investor Relations 832-524-7489
wade.suki@chartindustries.com